DRINKER BIDDLE & REATH LLP
A Delaware Limited Liability Partnership
500 Campus Drive
Florham Park, New Jersey 07932-1047
(973) 549-7000
Attorneys for Receiver

FILED
OCT - 3 2013
DAVID B. KATZ, JSC

JOHN JAY HOFFMAN,[1] Acting Attorney General of New Jersey on behalf of ABBE R. TIGER, Chief of the New Jersey Bureau of Securities, Plaintiff, v. EVERETT CHARLES FORD MILLER, et al. Defendants, and CARR MILLER CARE LIMITED LIABILITY COMPANY, et al. Nominal Defendants.	SUPERIOR COURT OF NEW JERSEY ESSEX COUNTY CHANCERY DIVISION GENERAL EQUITY CIVIL ACTION Docket No.: ESX-C-288-10 **ORDER APPROVING MASTER SETTLEMENT AGREEMENT AMONG CARR MILLER CAPITAL LLC, INDIGO-ENERGY, INC., NEW HOPE PARTNERS LLC AND CERTAIN SHAREHOLDERS OF INDIGO-ENERGY, INC.**

THIS MATTER having been opened to the Court by Drinker Biddle & Reath LLP, attorneys for Michael P. Pompeo, the Receiver (the "Carr Miller Receiver") for Defendants Everett Charles Ford Miller ("Everett Miller") and Carr Miller Capital LLC ("Carr Miller") (collectively, the "Miller Defendants") by way of Notice of Motion and supporting Certifications seeking the entry of an Order (i) approving Master Settlement Agreement by and among Carr Miller Capital, LLC ("Carr Miller"), Indigo-Energy, Inc. ("Indigo"), certain shareholders of

[1] This action was commenced by former Attorney General Paula T. Dow on behalf of former Chief of the New Jersey Bureau of Securities, Marc B. Minor. In accordance with R. 4:34-4, the caption has been revised to reflect the present Acting Attorney General, John Jay Hoffman, as well as the present Chief of the New Jersey Bureau of Securities, Abbe R. Tiger.

Indigo (the "Shareholders"), and New Hope Partners LLC, a Nevada limited liability company formed by the Shareholders ("Newco"), and (ii) for allowance of fees and reimbursement of expenses by Richard W. Barry, the Court-appointed Fiscal Agent and Receiver for Indigo, incurred between February 4, 2011 and the close of the Indigo receivership (the "Motion"); and good and sufficient notice having been provided to all parties-in-interest; the Court having read and considered the Certification of Michael P. Pompeo and the Certification of Richard W. Barry in which the Receiver of Everett Miller + Carr Miller Capital; and the Fiscal Agent Indigo-Enr have indicated that the settlement is the best interest of the party, and opposition thereto, if any; and good cause having been shown for the entry of the within Order;

IT IS on this 3rd day of ~~September~~ October, 2013,

ORDERED that the Master Settlement Agreement[2] is Approved, and it is further

ORDERED that the Newco Payment shall be paid to and held by the Carr Miller Receiver in the receivership estate of Carr Miller Capital LLC, pending further order of this Court; and it is further

ORDERED that the Carr Miller Receiver and the Indigo Receiver are authorized to exchange the Releases as set forth in Paragraph 9 of the Master Settlement Agreement; and it is further

ORDERED that the transfer and assignment of the Assigned Claims from the Indigo Receiver to the Carr Miller Receiver is hereby authorized and approved; and it is further

ORDERED that the Carr Miller Receiver is authorized, but not directed, to prosecute the Assigned Claims; and it is further

ORDERED that Indigo's transfer agent, Continental Stock Transfer & Trust Company, is authorized and directed to transfer and/or reissue the Carr Miller Shares in accordance with

[2] Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Motion or the Master Settlement Agreement, as applicable.

Schedule A annexed hereto without the posting of a bond by Indigo, the Indigo Receiver, the Receiver or Newco; and it is further

ORDERED that the November 1, 2012 Order appointing a Receiver for Indigo is hereby vacated; and it is further

ORDERED that Indigo Receiver is hereby discharged as Receiver for Indigo; and it is further

ORDERED that the Indigo Receiver be and hereby is awarded fees and reimbursement of expenses in the amount of $25,000 for the period of February 4, 2011 to the close of the Indigo receivership; and it is further

ORDERED that the Carr Miller Receiver be and hereby is authorized to pay the sum of $25,000 to Richard W. Barry; and it is further

ORDERED that a copy of the within Order be served upon counsel for all parties-in-interest within seven (7) days of the date hereof.

David B Katz

~~Kenneth S. Levy, P.J.Ch.~~

Unopposed

FP01/ 7034764.2

Plaintiff withdraws its motion for default as to Indigo-Energy, Inc., as stated on the record on 10/3/13.

Schedule A

1505 INDIGO-ENERGY INC.					
Existing Shareholder's Name	**Certificate No.**		**Amount**	**Restriction Code**	**New Shareholder's Name**
CARR MILLER CAPITAL LLC	IE	419	2,000,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	446	1,900,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	541	2,115,490	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	581	1,320,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	614	5,000,000	4	Michael Pompeo, Receiver for Carr Miller Capital, LLC
CARR MILLER CAPITAL LLC	IE	693	1,000,000	4	Michael Pompeo, Receiver for Carr Miller Capital, LLC
CARR MILLER CAPITAL LLC	IE	694	4,000,000	4	Michael Pompeo, Receiver for Carr Miller Capital, LLC
CARR MILLER CAPITAL LLC	IE	712	3,255,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	766	5,882,353	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	772	1,000,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	813	6,104,445	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	814	1,500,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	836	125,000,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	837	1,500,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	838	2,500,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	850	50,000,000	4	Michael Pompeo, Receiver for Carr Miller Capital, LLC
CARR MILLER CAPITAL LLC	IE	861	2,000,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	900	30,000,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	902	20,000,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	903	3,300,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	904	2,500,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	905	500,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	954	250,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	955	500,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	1005	9,800,000	4	New Hope Partners LLC
CARR MILLER CAPITAL LLC	IE	1222	1,226,169	4	New Hope Partners LLC
			284,153,457		